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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2002

VICINITY CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-29365 (Commission File Number)	77-0414631 (IRS Employer Identification No.)
370 San Aleso Avenue, Sunnyvale, CA (Address of principal executive offices)	94085 (Zip Code)

(408) 543-3000
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Item 5:    Other Events.

  Receipt of Proposal from Moloco.

        On August 20, 2002, Vicinity Corporation announced that Moloco LLC had filed with the Securities and Exchange Commission an amended Schedule 13D setting forth an unsolicited proposal by Moloco to recapitalize and restructure Vicinity and refocus its business. A copy of Vicinity's August 20, 2002 press release making this announcement is attached as an exhibit under Item 7(c) of this report.

Item 7:    Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit Number	Exhibit Title or Description
99.1	Press Release dated August 20, 2002.*

*
Filed herewith.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICINITY CORPORATION
Date: August 20, 2002	By:	/s/ CHARLES W. BERGER Charles W. Berger, President and Chief Executive Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description
99.1	Press Release dated August 20, 2002.*

*
Filed herewith.

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  Item 5: Other Events.
  Item 7: Financial Statements and Exhibits.
SIGNATURE
Exhibit Index